UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2005

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3245 Richmond Terrace
Staten Island, New York		10303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (718) 720-9306

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02             UNREGISTERED SALES OF EQUITY SECURITIES.

ITEM 3.03             MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On June 1, 2005, K-Sea Transportation Partnership L.P. (“K-Sea”) announced that it had issued and sold 500,000 of its common units (the “Common Units”) to Tortoise Energy Infrastructure Corporation (“Tortoise”) in a private placement for net proceeds of approximately $16.0 million.  The offer and sale of the Common Units were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but were offered and sold pursuant to an exemption from registration pursuant to section 4(2) of the Securities Act.  No underwriting discounts or commissions were paid in connection with the private placement.  Tortoise has agreed in the Common Unit Purchase Agreement that it entered into with K-Sea not to sell any of the Common Units until December 1, 2005.

On June 1, 2005, K-Sea also entered into a Registration Rights Agreement with Tortoise.  Pursuant to the Registration Rights Agreement, K-Sea has agreed to file a shelf registration statement for the resale of the Common Units within 90 days of June 1, 2005 and to use commercially reasonable efforts to cause the shelf registration statement to be declared effective by the Securities and Exchange Commission within 240 days of June 1, 2005.  After the shelf registration statement has been declared effective, K-Sea has the right to suspend the use of the shelf registration statement under certain circumstances for a period not to exceed 60 days in any 180-day period or 90 days in any twelve-month period.  In addition, K-Sea granted Tortoise certain “piggyback” registration rights in the Registration Rights Agreement.

The description of the Common Unit Purchase Agreement and the Registration Rights Agreement above do not purport to be complete and are qualified in their entirety by reference to the complete text of the Common Unit Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits to this report and are incorporated herein by reference.

ITEM 7.01             REGULATION FD DISCLOSURE.

On June 1, 2005, K-Sea issued a press release announcing the private placement of the Common Units.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished pursuant to Item 7.01 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibits are filed herewith:

4.1	Registration Rights Agreement dated as of June 1, 2005 by and between K-Sea Transportation Partnership L.P. and Tortoise Energy Infrastructure Corporation.

10.1	Common Unit Purchase Agreement dated as of June 1, 2005 by and between K-Sea Transportation Partnership L.P. and Tortoise Energy Infrastructure Corporation.

The following exhibit is furnished pursuant to Item 7.01 of this report:

99.1	Press release issued June 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP LLC, its general partner

Date: June 6, 2005		By:	/s/ John J. Nicola
John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1	Registration Rights Agreement dated as of June 1, 2005 by and between K-Sea Transportation Partnership L.P. and Tortoise Energy Infrastructure Corporation.

10.1	Common Unit Purchase Agreement dated as of June 1, 2005 by and between K-Sea Transportation Partnership L.P. and Tortoise Energy Infrastructure Corporation.

99.1	Press release issued June 1, 2005.